ANNUAL REPORT

TEMPLETON GROWTH FUND, INC.

AUGUST 31, 1997

[LOGO] FRANKLIN TEMPLETON

[TEMPLETON 50TH YEAR LOGO]

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.


[PHOTO MARK HOLOWESKO]

Mark Holowesko
Portfolio Manager
Templeton Growth Fund, Inc.


Mark Holowesko is the president and portfolio manager of Templeton Growth Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Wordwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Growth Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.


Dear Shareholder:

This annual report of the Templeton Growth Fund covers the fiscal year ended August 31, 1997. We are pleased to announce that the Fund's Class I shares provided a 12-month cumulative total return of 28.28%, as discussed in the Performance Summary on page 8, outperforming the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a total return of 22.85% for the same period.

We have always maintained that value investing relies on a certain amount of faulty, and frequently irrational, stock market reactions, which drive share prices in the short term away from the true worth or value of a corporation. Emotions generally play an important role in most investment mistakes. However, these emotions also create opportunities for investors who accurately determine when stock prices might overly discount negative or positive news and who are willing and patient enough to adopt a long-term perspective. With so many negative reports about Asian equities during the year under review, and a seemingly abundant supply of positive press concerning North America, it is important to rationally analyze the potential impact of this news and recognize the opportunities and risks that exist in today's stock markets.

CONTENTS

Shareholder Letter                       1

Interview with
Portfolio Manager                        6

Performance Summaries
   Class I                               8
   Class II                             11
   Advisor Class                        13

Financial Highlights
and Statement of Investments            17

Financial Statements                    26

Notes to the Financial Statements       29

Independent
Auditor's Report                        32

Tax Designation                         33


[PYRAMID-GLOBAL GRAPHIC]

TOTAL RETURN INDEX COMPARISON
12-Month Performance
(8/31/96 - 8/31/97)

[BAR GRAPH]

Templeton Growth Fund Class I(1) - 28.28%

MSCI World Index(2) - 22.85%

1. Fund performance does not include the initial sales charge and represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other classes of shares, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

MARKET OVERVIEW

First, let us look back on equity market activity during the reporting period. Many financial assets rose in value, with returns in many developed and emerging markets surpassing historical levels. The one exception was Asia, where weak currencies, large problem loans in the banking sector, and above-average overseas borrowing by companies there unsettled the region's equity markets. The mighty "roar" of the Asian "Tigers" was reduced to a "meow," as the Malaysian, Philippine, and Indonesian markets fell more than 25% and the Thai market plummeted 65%.(1) On August 31, 1997, many Asian emerging markets were 30% below their peak levels during the fiscal year, with the Malaysian market 46.4% off its high and Thailand's down 66.2%.(2) China, Hong Kong, and Taiwan were among the few Asian markets that strengthened during the period. Japan, the area's largest economy and equity market, continued its struggle to absorb the financial shock of severe price declines in its real estate sector and stock market during the past four to five years.

Many other emerging-market equity returns were strong during the reporting period. Although the Czech and Polish markets declined, most other Eastern European markets appreciated at least 30% to 40%.(3) Latin American markets, in general, also strengthened considerably, as improving economies and reduced concerns about financial and currency stability encouraged foreign investment.

In Western Europe, corporate debt levels decreased, management cut work forces, and unions appeared more concerned with negotiating for job security than for higher wages. Many European companies were able to compete on a global basis, and stock markets there generally performed very well.

Meanwhile, the world's largest equity market, the United States, continued its upward climb. Despite high valuation levels and "irrational exuberance" comments by Federal Reserve Board Chairman Alan Greenspan, strong investor enthusiam and better-than-expected corporate profits fueled share price gains, especially in large, well-known companies.

FUND ACTIVITY

We avoided most of the pitfalls in Asia during the fiscal year. With the exception of Hong Kong, whose stock market rose 30.1%,(4) the Fund was substantially

1. Price depreciation is measured in U.S. dollars, and includes reinvested dividends.

2. Price depreciation is measured in U.S. dollars.

3. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

4. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

underweighted in this region compared with the MSCI World Index. At the beginning of the period, Asian stocks comprised 9.1% of the Fund's total net assets, with Hong Kong representing over half of the Fund's Asian exposure. Given the magnitude of price declines toward the end of the period, and believing that the region provided opportunity, we initiated new positions and added to our existing holdings there. In our opinion, many of the area's problems have already been discounted in stock prices, and Asia offers the possibility of strong economic growth, rising standards of living, increased consumption and investment, and rapidly developing capital markets. As these economies have grown and expanded, they have become more efficient and competitive, capturing greater industry market share worldwide. In most cases, the economic growth rates of these countries are almost double that of developed nations and could continue, yet equity valuations are in some instances half that of U.S. levels.

Although we benefited from our lack of significant exposure to the poorer performing Asian markets, our low exposure to the U.S. market hindered the Fund's performance. On August 31, 1997, these U.S. holdings represented 23.8% of total net assets, compared with the MSCI World Index's U.S. weighting of 47.1%. Because we endeavor to buy shares that appear undervalued, and sell them when we consider them to be fairly valued, we often buy and sell securities early. This was the case in Japan during the mid-1980s. At that time, we reduced our Japanese position substantially, missing out on the surge in equity prices there in the late 1980s. However, we avoided the dramatic fall in prices in the 1990s. (By August 31, 1997, the Nikkei 225 Index had declined 44.3% from its high in December 1989.)(5) We did lose out on some of the advances in U.S. share prices during the reporting period, but we believe that there are significant risks associated with owning huge quantities of U.S. equities, and feel that our disciplined approach to investing should help us to avoid undue risk.

The potential risk in U.S. securities could be viewed by evaluating how far stock prices would have to fall to reach average valuations of the last twenty years. Our analysis of the 20-year average price-to-book value, price-to-sales, price-to-dividends and price-to-cash flow of the Dow Jones(R) Industrial Average or the Standard & Poor's 500(R) Stock Index indicates that share prices would have to drop 40% to return to their 20-year average valuation. We are not implying that such a decline will occur, but it does show how high U.S. securities prices are.

5. Price depreciation is measured in U.S. dollars.


ASSET ALLOCATION
Based on Total Net Assets
8/31/97

Equities 75.7%
Fixed-Income Securities 9.8%
Short-Term Obligations & Other Net Assets 14.5%



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

European Stocks 32.1%
North American Stocks 24.4%
Asian Stocks 8.9%
Latin America Stocks 6.6%
Australian & New Zealand Stocks 3.1%
Middle Eastern & African Stocks 0.6%
Fixed-Income Securities 9.8%
Short-Term Obligations & Other Net Assets 14.5%

TOP 10 EQUITY HOLDINGS
8/31/97

COMPANY
INDUSTRY,                        % OF TOTAL
COUNTRY                          NET ASSETS
---------                        ----------

Philips Electronics NV
Electrical & Electronics,
Netherlands                          1.9%

Ford Motor Co.
Automobiles,
U.S.                                 1.8%

General Motors Corp.
Automobiles,
U.S.                                 1.7%

Bell Atlantic Corp.
Telecommunications,
U.S.                                 1.4%

HSBC Holdings Plc.
Banking,
Hong Kong                            1.3%

Telefonos de Mexico SA, L
Telecommunications,
Mexico                               1.3%

AT&T Corp.
Telecommunications,
U.S.                                 1.3%

Telefonica de Espana SA
Telecommunications,
Spain                                1.2%

Motorola Inc.
Electrical & Electronics,
U.S.                                 1.1%

Sun Co. Inc.
Energy Equipment & Services,
U.S.                                 1.1%

For a complete list of portfolio holdings, please see page 20 of this report.


Combining these valuations with high levels of consumer debt emphasizes the drawbacks of owning sizable quantities of U.S. equities. This risk is also heightened by the fact that U.S. companies may experience difficulty delivering higher earnings in the future. Although lower taxes, relatively stable interest rates, and companies repurchasing their stock boosted earnings during the reporting period, experience suggests that none of these factors is sustainable indefinitely.

PORTFOLIO TURNOVER

Large exposure to strong emerging markets during the fiscal year helped offset our low exposure to the U.S. The markets of Mexico, Argentina and Brazil, in particular, delivered stellar returns. Most of the Fund's holdings in these countries were established after the December 1994 peso crisis had driven equity prices down to what we considered to be attractive levels.

Consistent with our history of low portfolio turnover, we made no significant changes to the Fund's weightings during the 12 months under review. On a regional basis, most of the Fund's adjustments were subtle. For example, our exposure to the U.S. decreased from 25.3% to 23.8% of total net assets and to Asia from 9.1% to 8.9%, while our exposure in Europe rose from 31.3% to 32.1%. One major increase was in the United Kingdom (4.1% to 10.6%), where relatively high dividend yields and low price-to-earnings ratios encouraged us to initiate new positions in several companies.

As in all reporting periods, we held some positions that helped and some that hurt the Fund's performance. The stock prices of Boeing Co. (U.S.)*, Philips Electronics NV (Netherlands), and Telebras-Telecomunicacoes Brasileiras SA, pfd. (Brazil) appreciated considerably during the fiscal year, while those of BICC, a U.K. provider of construction and engineering services, and the W.H. Smith Group, a book and newspaper retailer based in the U.K, did not meet our expectations. New additions to the Fund included Titanium Metals, a U.S. integrated producer of titanium; Bell Atlantic Corp., a provider of phone services in the northeast and mid-Atlantic regions of the U.S.; and Deutsche Bank AG, a leading German financial institution with more than 2,400 branches worldwide.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies,

*A complete listing of all stocks in the portfolio as of August 31, 1997, begins on page 20.

and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks associated with global investing related to market, currency, economic, social, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Although short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 1,089% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(6) These risks and other considerations are discussed in the Fund's prospectus.

LOOKING FORWARD

Our investment approach is based on a philosophy comprising four basic principles: the patience to look beyond the emotions of the moment to the longer-term value of a security, the discipline to subject an idea to rigorous and detailed analysis, the courage to think independently, and the common sense to know that share prices become cheap under the pressure of selling, or expensive during periods of "irrational exuberance." We will consistently use this approach in the future in our efforts to protect the Fund's assets and increase profits for our shareholders.

Thank you for investing in the Templeton Growth Fund. We welcome any comments or suggetions you may have.

Sincerely,

/S/Mark Holowesko
-----------------
Mark Holowesko, CFA
President
Templeton Growth Fund, Inc.


6. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1997.

TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
Equity Investments
8/31/97

                    % OF TOTAL
COUNTRY             NET ASSETS
-------             ----------

United States          23.8%

United Kingdom         10.6%

Hong Kong               4.7%

Sweden                  4.5%

France                  4.4%

Spain                   3.5%

Netherlands             2.8%

Mexico                  2.3%

Brazil                  2.2%

Australia               2.1%

*Does not include fixed-income securities or short-term obligations and other net assets. See portfolio holdings beginning on page 20.

Q&A

THE FOLLOWING IS AN INTERVIEW WITH MARK HOLOWESKO, PORTFOLIO MANAGER OF TEMPLETON GROWTH FUND:

Q: How do you find an undervalued stock before other investors are aware of its potential?

A: Frequently, investors are aware of a stock's potential, but are unwilling to assume the short-term risks that we are willing to take. One of the main reasons a stock becomes undervalued is the pressure of selling. Investors typically sell a stock because of short-term concerns, believing that these concerns will negatively impact the price of the stock. We try to determine if these considerations are valid or are short term in nature. If we believe this temporary selling creates a long-term opportunity, we will try to purchase the security for long-term returns. This often means we buy too early and initially suffer losses, since it is impossible to predict the bottom of stock prices accurately. Some investors are much more short-term oriented and are reluctant to experience initial losses, so they refrain from looking longer term.


Q: Were there any sectors that performed particularly well for the Fund during the year under review? Any that proved disappointing?

A: Financial stocks generally performed very well. Relatively stable interest rates and healthy business conditions provided a favorable environment for these equities. We took advantage of this by selling some of our banking holdings at a profit.

Believing that uncertainty about industry deregulation had created an attractive opportunity to buy U.S. utility shares with good yields and the potential to rise in value, we purchased a number of these stocks. However, we were wrong. Compared to most other equities, U.S. utility stocks generally performed poorly in the bull market.

Q: At the end of the reporting period, nearly five percent of the Fund's total net assets were invested in Hong Kong. How do you think its reversion to Chinese control this past July will affect Hong Kong?

A: We believe there is a better-than-even chance that the transition will be positive in the long term. In a purely selfish way, the Chinese need Hong Kong to prosper. For example, during the 1990s, half of all foreign investment came into China through Hong Kong. There is also a vast amount of trade to China through Hong Kong. Because China "needs" Hong Kong, I believe they will try to maintain its economic strength. However, that is not to say China will make no mistakes there.

Q: Do you think the currency crises experienced by many Asian countries this past summer will have a lasting effect on Asian economies or world financial markets?

A: The currency fluctuations in Asia and their impact are a very interesting topic. Initially, these turbulent currency markets eroded investor confidence in the region, which resulted in billions of dollars in lost wealth and the collapse of some stock markets. Most likely, the long-term impact will be felt both inside and outside Asia. Within Asia, the cost of capital rises. Businesses raise capital to build plants by borrowing money or by issuing stock. If a country's currency loses value, foreign borrowing becomes more expensive because devaluation increases the amount of money needed to repay foreign debt. And if local interest rates are boosted to protect the currency, the cost of borrowing locally rises.

If a business tries to raise capital by issuing stock, and the price of its stock drops, the cost of selling the stock to the public increases. For example, if you want to raise $100 million and your stock priced at $15 declines to $10, you have to issue 50% more shares to obtain the $100 million. If the cost of capital changes in Asia, those industries requiring large amounts of it will experience more difficulty delivering the same level of profits.

On the other hand, devaluation of local currencies makes Asian exports more competitive around the world. Because the U.S. dollar buys more in Asia than it did before this crisis, these products have become cheaper in the U.S. As a result of inexpensive Asian goods entering the U.S. market, domestic companies competing with Asian firms could be subjected to pricing pressures. And U.S. multinational companies could experience sales declines in Asian markets, causing their stock prices to fall.

PERFORMANCE SUMMARY


CLASS I

Templeton Growth Fund - Class I produced a cumulative total return of 28.28% for the 12 months ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the Fund delivered a cumulative total return of more than 224% for the 10-year period ended August 31, 1997.

The price of the Fund's shares increased $3.72, from $18.75 on August 31, 1996, to $22.47 on August 31, 1997. During this time, shareholders received distributions of 49 cents ($0.49) per share in dividend income and 81 cents ($0.81) per share in capital gains, of which 78.5 cents ($0.785) represented long-term gains and 2.5 cents ($0.025) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares over the past ten years with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.

CLASS I
Total Return Index Comparison
$10,000 Investment (8/31/87 - 8/31/97)

          TEMPLETON GROWTH FUND*   MSCI WORLD INDEX**  CONSUMER PRICE INDEX***
          ---------------------    ----------------    --------------------
8/87           $9,422                   $10,000             $10,000
9/97           $9,384                    $9,827             $10,049
10/87          $7,250                    $8,160             $10,075
11/87          $6,931                    $7,964             $10,089
12/87          $7,299                    $8,310             $10,088
1/88           $7,560                    $8,514             $10,113
2/88           $7,859                    $9,010             $10,139
3/88           $8,015                    $9,284             $10,183
4/88           $8,083                    $9,403             $10,235
5/88           $8,301                    $9,217             $10,271
6/88           $8,506                    $9,205             $10,315
7/88           $8,537                    $9,380             $10,357
8/88           $8,494                    $8,867             $10,401
9/88           $8,786                    $9,244             $10,472
10/88          $9,025                    $9,861             $10,506
11/88          $8,999                   $10,206             $10,516
12/88          $9,021                   $10,300             $10,533
1/89           $9,658                   $10,675             $10,586
2/89           $9,395                   $10,609             $10,628
3/89           $9,566                   $10,543             $10,689
4/89           $9,887                   $10,788             $10,760
5/89           $9,960                   $10,525             $10,821
6/89           $9,901                   $10,408             $10,848
7/89          $10,773                   $11,586             $10,874
8/89          $10,904                   $11,308             $10,892
9/89          $10,918                   $11,629             $10,926
10/89         $10,472                   $11,243             $10,979
11/89         $10,665                   $11,694             $11,004
12/89         $11,057                   $12,071             $11,022
1/90          $10,566                   $11,510             $11,126
2/90          $10,566                   $11,018             $11,170
3/90          $10,797                   $10,355             $11,213
4/90          $10,460                   $10,207             $11,248
5/90          $11,421                   $11,284             $11,266
6/90          $11,485                   $11,205             $11,335
7/90          $11,793                   $11,309             $11,388
8/90          $10,685                   $10,253             $11,484
9/90           $9,703                    $9,173             $11,562
10/90          $9,566                   $10,032             $11,641
11/90          $9,874                    $9,869             $11,667
12/90         $10,055                   $10,078             $11,710
1/91          $10,623                   $10,448             $11,781
2/91          $11,414                   $11,417             $11,798
3/91          $11,545                   $11,082             $11,816
4/91          $11,729                   $11,171             $11,833
5/91          $12,228                   $11,426             $11,867
6/91          $11,614                   $10,722             $11,904
7/91          $12,320                   $11,230             $11,921
8/91          $12,381                   $11,197             $11,956
9/91          $12,504                   $11,492             $12,009
10/91         $12,691                   $11,681             $12,026
11/91         $12,372                   $11,174             $12,061
12/91         $13,206                   $11,989             $12,070
1/92          $13,326                   $11,769             $12,087
2/92          $13,582                   $11,568             $12,131
3/92          $13,351                   $11,025             $12,192
4/92          $13,728                   $11,180             $12,210
5/92          $14,241                   $11,627             $12,227
6/92          $13,967                   $11,239             $12,271
7/92          $13,933                   $11,270             $12,298
8/92          $13,531                   $11,547             $12,332
9/92          $13,497                   $11,443             $12,367
10/92         $13,311                   $11,135             $12,411
11/92         $13,472                   $11,337             $12,428
12/92         $13,762                   $11,431             $12,420
1/93          $13,944                   $11,471             $12,482
2/93          $14,250                   $11,744             $12,525
3/93          $14,748                   $12,428             $12,570
4/93          $15,045                   $13,006             $12,604
5/93          $15,485                   $13,308             $12,622
6/93          $15,418                   $13,198             $12,639
7/93          $15,820                   $13,472             $12,639
8/93          $16,710                   $14,092             $12,674
9/93          $16,643                   $13,834             $12,700
10/93         $17,410                   $14,217             $12,753
11/93         $17,083                   $13,415             $12,762
12/93         $18,262                   $14,074             $12,761
1/94          $19,278                   $15,005             $12,797
2/94          $18,791                   $14,813             $12,841
3/94          $18,076                   $14,177             $12,885
4/94          $18,387                   $14,617             $12,903
5/94          $18,563                   $14,658             $12,911
6/94          $18,148                   $14,619             $12,955
7/94          $18,988                   $14,900             $12,989
8/94          $19,641                   $15,351             $13,042
9/94          $19,195                   $14,951             $13,077
10/94         $19,372                   $15,378             $13,086
11/94         $18,574                   $14,715             $13,104
12/94         $18,412                   $14,860             $13,104
1/95          $18,264                   $14,639             $13,155
2/95          $18,809                   $14,856             $13,208
3/95          $19,160                   $15,575             $13,252
4/95          $19,830                   $16,120             $13,296
5/95          $20,419                   $16,261             $13,322
6/95          $20,714                   $16,259             $13,348
7/95          $21,645                   $17,076             $13,348
8/95          $21,508                   $16,699             $13,384
9/95          $21,996                   $17,189             $13,409
10/95         $21,293                   $16,921             $13,454
11/95         $21,779                   $17,512             $13,453
12/95         $22,063                   $18,028             $13,444
1/96          $22,851                   $18,356             $13,523
2/96          $22,928                   $18,471             $13,567
3/96          $23,195                   $18,782             $13,637
4/96          $23,716                   $19,227             $13,689
5/96          $23,996                   $19,247             $13,715
6/96          $24,021                   $19,348             $13,724
7/96          $23,246                   $18,668             $13,750
8/96          $23,843                   $18,887             $13,777
9/96          $24,326                   $19,629             $13,821
10/96         $24,724                   $19,770             $13,864
11/96         $26,068                   $20,881             $13,891
12/96         $26,597                   $20,551             $13,891
1/97          $27,237                   $20,801             $13,935
2/97          $27,455                   $21,044             $13,976
3/97          $27,332                   $20,632             $14,018
4/97          $27,945                   $21,309             $14,032
5/97          $29,333                   $22,629             $14,018
6/97          $30,504                   $23,760             $14,032
7/97          $31,661                   $24,859             $14,046
8/97          $30,585                   $23,200             $14,074

___ Templeton Growth Fund*  ..... MSCI World Index**   ----- Consumer Price
                                                             Index***


                                                                        SINCE
                                                                      INCEPTION
                                      1-YEAR     5-YEAR    10-YEAR    (11/29/54)
-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN****        20.93%     16.33%     11.83%      14.80%

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge, and on January 1, 1993, the Fund implemented a Rule 12b-1 plan. Such expenses will affect subsequent performance. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

****Please see table on page 10.


Past performance is not predictive of future results.

CLASS I
Periods ended 8/31/97

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                1-Year            5-Year          10-Year         (11/29/54)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       28.28%           126.04%           224.61%        38,673.04%

Average Annual Total Return(2)                   20.93%            16.33%            11.83%            14.80%

Value of $10,000 Investment(3)                 $12,093           $21,304           $30,594        $3,654,390

                              8/31/93           8/31/94           8/31/95           8/31/96          8/31/97
-------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)       23.57%            17.47%             9.51%            10.85%            28.28%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the maximum 5.75% initial sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include the sales charge.

Note: Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

             Past performance is not predictive of future results.

CLASS II

Templeton Growth Fund - Class II provided a cumulative total return of 27.30% for the 12-month period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares increased $3.61, from $18.57 on August 31, 1996, to $22.18 on August 31, 1997. During this time, shareholders received distributions of 39 cents ($0.39) per share in dividend income and 81 cents ($0.81) per share in capital gains, of which 78.5 cents ($0.785) represented long-term gains and 2.5 cents ($0.025) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/97)

[LINE GRAPH]

               TEMPLETON            MSCI          CPI
               GROWTH FUND -        WORLD
               CLASS II             INDEX
 5/1/95                  $9,898     $10,000       $10,000
 5/95                   $10,187     $10,088       $10,020
 6/95                   $10,329     $10,086       $10,040
 7/95                   $10,788     $10,593       $10,039
 8/95                   $10,708     $10,359       $10,067
 9/95                   $10,941     $10,663       $10,086
10/95                   $10,588     $10,497       $10,119
11/95                   $10,818     $10,863       $10,118
12/95                   $10,960     $11,183       $10,111
 1/96                   $11,340     $11,387       $10,171
 2/96                   $11,372     $11,458       $10,204
 3/96                   $11,493     $11,651       $10,256
 4/96                   $11,746     $11,927       $10,296
 5/96                   $11,873     $11,940       $10,316
 6/96                   $11,880     $12,002       $10,322
 7/96                   $11,493     $11,581       $10,342
 8/96                   $11,778     $11,716       $10,362
 9/96                   $12,006     $12,177       $10,395
10/96                   $12,191     $12,264       $10,428
11/96                   $12,847     $12,953       $10,448
12/96                   $13,107     $12,748       $10,448
 1/97                   $13,412     $12,904       $10,480
 2/97                   $13,506     $13,054       $10,512
 3/97                   $13,439     $12,799       $10,544
 4/97                   $13,729     $13,219       $10,554
 5/97                   $14,405     $14,038       $10,543
 6/97                   $14,973     $14,739       $10,554
 7/97                   $15,527     $15,421       $10,565
 8/97                   $14,993     $14,392       $10,586

TOTAL RETURN:             49.93%

NOTE - Includes sales charge
NOTE - All currencies are in US Dollars



THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).


CLASS II
Periods ended 8/31/97

                                                                     SINCE
                                                                   INCEPTION
                                                  1-YEAR           (5/1/95)

Cumulative Total Return(1)                         27.30%            51.39%

Average Annual Total Return(2)                     25.02%            18.90%

Value of $10,000 Investment(3)                   $12,502           $14,987

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.



             Past performance is not predictive of future results.

ADVISOR CLASS

Templeton Growth Fund - Advisor Class produced a cumulative total return of 16.11% for the period from January 2, 1997 (commencement of sales), through August 31, 1997. The price of the Fund's shares increased $3.12, from $19.37 to $22.49 over the same period.

The graph on the following page compares the performance of the Fund's Advisor Class shares over a ten-year period with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index. For periods prior to January 2, 1997, the Fund performance is that of the Fund's Class I shares, excluding the initial sales charge, but including Class I expenses. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.

ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (8/31/87 - 8/31/97)


                    Templeton Growth
Incept                    Fund*                MSCI World Index**    Consumer Price Index***
------              ----------------           ----------------      --------------------

                         $9,424                    $10,000                 $10,000
Sep-87                   $9,385                     $9,827                 $10,049
Oct-87                   $7,251                     $8,160                 $10,075
Nov-87                   $6,931                     $7,964                 $10,089
Dec-87                   $7,300                     $8,310                 $10,088
Jan-88                   $7,561                     $8,514                 $10,113
Feb-88                   $7,860                     $9,010                 $10,139
Mar-88                   $8,016                     $9,284                 $10,183
Apr-88                   $8,084                     $9,403                 $10,235
May-88                   $8,302                     $9,217                 $10,271
Jun-88                   $8,507                     $9,205                 $10,315
Jul-88                   $8,538                     $9,380                 $10,357
Aug-88                   $8,495                     $8,867                 $10,401
Sep-88                   $8,787                     $9,244                 $10,472
Oct-88                   $9,026                     $9,861                 $10,506
Nov-88                   $9,000                    $10,206                 $10,516
Dec-88                   $9,022                    $10,300                 $10,533
Jan-89                   $9,659                    $10,675                 $10,586
Feb-89                   $9,396                    $10,609                 $10,628
Mar-89                   $9,567                    $10,543                 $10,689
Apr-89                   $9,889                    $10,788                 $10,760
May-89                   $9,961                    $10,525                 $10,821
Jun-89                   $9,902                    $10,408                 $10,848
Jul-89                  $10,774                    $11,586                 $10,874
Aug-89                  $10,906                    $11,308                 $10,892
Sep-89                  $10,919                    $11,629                 $10,926
Oct-89                  $10,473                    $11,243                 $10,979
Nov-89                  $10,666                    $11,694                 $11,004
Dec-89                  $11,058                    $12,071                 $11,022
Jan-90                  $10,567                    $11,510                 $11,126
Feb-90                  $10,567                    $11,018                 $11,170
Mar-90                  $10,798                    $10,355                 $11,213
Apr-90                  $10,462                    $10,207                 $11,248
May-90                  $11,423                    $11,284                 $11,266
Jun-90                  $11,486                    $11,205                 $11,335
Jul-90                  $11,795                    $11,309                 $11,388
Aug-90                  $10,686                    $10,253                 $11,484
Sep-90                   $9,704                     $9,173                 $11,562
Oct-90                   $9,567                    $10,032                 $11,641
Nov-90                   $9,876                     $9,869                 $11,667
Dec-90                  $10,057                    $10,078                 $11,710
Jan-91                  $10,625                    $10,448                 $11,781
Feb-91                  $11,415                    $11,417                 $11,798
Mar-91                  $11,546                    $11,082                 $11,816
Apr-91                  $11,730                    $11,171                 $11,833
May-91                  $12,229                    $11,426                 $11,867
Jun-91                  $11,615                    $10,722                 $11,904
Jul-91                  $12,321                    $11,230                 $11,921
Aug-91                  $12,383                    $11,197                 $11,956
Sep-91                  $12,506                    $11,492                 $12,009
Oct-91                  $12,693                    $11,681                 $12,026
Nov-91                  $12,374                    $11,174                 $12,061
Dec-91                  $13,207                    $11,989                 $12,070
Jan-92                  $13,327                    $11,769                 $12,087
Feb-92                  $13,584                    $11,568                 $12,131
Mar-92                  $13,353                    $11,025                 $12,192
Apr-92                  $13,729                    $11,180                 $12,210
May-92                  $14,243                    $11,627                 $12,227
Jun-92                  $13,969                    $11,239                 $12,271
Jul-92                  $13,935                    $11,270                 $12,298
Aug-92                  $13,533                    $11,547                 $12,332
Sep-92                  $13,498                    $11,443                 $12,367
Oct-92                  $13,313                    $11,135                 $12,411
Nov-92                  $13,474                    $11,337                 $12,428
Dec-92                  $13,764                    $11,431                 $12,420
Jan-93                  $13,946                    $11,471                 $12,482
Feb-93                  $14,252                    $11,744                 $12,525
Mar-93                  $14,750                    $12,428                 $12,570
Apr-93                  $15,046                    $13,006                 $12,604
May-93                  $15,487                    $13,308                 $12,622
Jun-93                  $15,420                    $13,198                 $12,639
Jul-93                  $15,822                    $13,472                 $12,639
Aug-93                  $16,712                    $14,092                 $12,674
Sep-93                  $16,645                    $13,834                 $12,700
Oct-93                  $17,412                    $14,217                 $12,753
Nov-93                  $17,085                    $13,415                 $12,762
Dec-93                  $18,264                    $14,074                 $12,761
Jan-94                  $19,280                    $15,005                 $12,797
Feb-94                  $18,793                    $14,813                 $12,841
Mar-94                  $18,078                    $14,177                 $12,885
Apr-94                  $18,389                    $14,617                 $12,903
May-94                  $18,565                    $14,658                 $12,911
Jun-94                  $18,150                    $14,619                 $12,955
Jul-94                  $18,990                    $14,900                 $12,989
Aug-94                  $19,643                    $15,351                 $13,042
Sep-94                  $19,197                    $14,951                 $13,077
Oct-94                  $19,374                    $15,378                 $13,086
Nov-94                  $18,577                    $14,715                 $13,104
Dec-94                  $18,414                    $14,860                 $13,104
Jan-95                  $18,266                    $14,639                 $13,155
Feb-95                  $18,811                    $14,856                 $13,208
Mar-95                  $19,162                    $15,575                 $13,252
Apr-95                  $19,832                    $16,120                 $13,296
May-95                  $20,422                    $16,261                 $13,322
Jun-95                  $20,717                    $16,259                 $13,348
Jul-95                  $21,647                    $17,076                 $13,348
Aug-95                  $21,511                    $16,699                 $13,384
Sep-95                  $21,999                    $17,189                 $13,409
Oct-95                  $21,296                    $16,921                 $13,454
Nov-95                  $21,781                    $17,512                 $13,453
Dec-95                  $22,065                    $18,028                 $13,444
Jan-96                  $22,854                    $18,356                 $13,523
Feb-96                  $22,930                    $18,471                 $13,567
Mar-96                  $23,197                    $18,782                 $13,637
Apr-96                  $23,719                    $19,227                 $13,689
May-96                  $23,999                    $19,247                 $13,715
Jun-96                  $24,024                    $19,348                 $13,724
Jul-96                  $23,248                    $18,668                 $13,750
Aug-96                  $23,846                    $18,887                 $13,777
Sep-96                  $24,329                    $19,629                 $13,821
Oct-96                  $24,727                    $19,770                 $13,864
Nov-96                  $26,071                    $20,881                 $13,891
Dec-96                  $26,600                    $20,551                 $13,891
Jan-97                  $27,478                    $20,801                 $13,935
Feb-97                  $27,698                    $21,044                 $13,976
Mar-97                  $27,573                    $20,632                 $14,018
Apr-97                  $28,191                    $21,309                 $14,032
May-97                  $29,592                    $22,629                 $14,018
Jun-97                  $30,788                    $23,760                 $14,032
Jul-97                  $31,954                    $24,859                 $14,046
Aug-97                  $30,884                    $23,200                 $14,074

___ Templeton Growth Fund*  .....  MSCI World Index**   ----- Consumer Price
                                                              Index***


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).



             Past performance is not predictive of future results.

Advisor Class
Periods ended 8/31/97

                                                                                              Since
                                                                                             Inception
                                                                                            of the Fund
                                         1-Year           5-Year           10-Year           (11/29/54)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   28.39%           126.24%           224.89%        38,707.55%

Average Annual Total Return(1)               28.39%            17.74%            12.51%            14.96%

Value of $10,000 Investment(2)       $      12,839     $      22,624     $      32,489     $   3,880,755

                               8/31/93   8/31/94    8/31/95   8/31/96     8/31/97
----------------------------------------------------------------------------------
One-Year Total Return(3)        23.49%    17.54%      9.51%    10.85%      28.39%

Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 16.11%.

1. Cumulative total return represents the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON GROWTH FUND

CLASS I

If you had invested $10,000 in Templeton Growth Fund - Class I at inception, it would be worth more than $3.6 million today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), with income dividends and capital gains reinvested through August 31, 1997.*

[3D GRAPH]

$3,654,390  Total value of investment 8/31/97

$10,000     Cost of investment 11/29/54

Initial net asset value   $9,425

            TOTAL VALUE OF INVESTMENT
             WITH CAPITAL GAINS AND     VALUE OF INVESTMENT WITH    VALUE OF INVESTMENT WITH
              DIVIDENDS REINVESTED      CAPITAL GAINS REINVESTED      DIVIDENDS REINVESTED
              --------------------      ------------------------      --------------------
11/29/54           9424.9763                   9424.976                   9424.9763
12/31/54           9575.9661                   9575.966                   9575.9661
12/30/55           10249.764                   10249.76                   10249.764
12/31/56           10725.636                   10725.64                   10725.636
12/31/57           8911.4986                   8911.499                   8911.4986
12/31/58           13261.074                   13261.07                   13261.074
12/31/59           15117.908                   15117.91                   15117.908
12/30/60           17210.273                   17210.27                   17210.273
12/29/61           20358.153                   20358.15                   20358.153
12/31/62           17606.126                   17606.13                   17606.126
12/31/63           18510.934                   18510.93                   18510.934
12/31/64           23802.135                   23506.03                   23802.135
12/31/65           29072.968                   28312.82                   29072.968
12/30/66           27532.231                   26484.54                   27532.231
12/29/67           31314.311                   29632.42                   31314.311
12/31/68           43139.564                   40282.85                   43139.564
12/31/69           51622.084                   47445.81                   51622.084
12/31/70           48298.328                   43675.87                   48298.328
12/31/71           58887.664                   52567.77                    57874.93
12/29/72           99262.409                   87991.52                   95625.179
12/31/73           89415.381                   79614.76                   78886.293
12/31/74           78622.916                   69153.57                   68187.629
12/31/75           108182.55                   93527.46                   93731.526
12/31/76           158746.74                     135840                   136290.37
12/30/77           191091.53                     162989                   155058.26
12/29/78            227798.7                   192793.1                   184487.32
12/31/79           288936.33                   241865.7                   231142.32
12/31/80           363734.14                   302407.2                   275935.79
12/31/81           362861.63                   296032.3                   276914.11
12/31/82           402076.94                   322039.3                   293515.51
12/30/83           534385.47                   419717.4                   392896.14
12/31/84           545973.94                   423667.3                   391769.39
12/31/85           697673.34                   536261.2                   482618.53
12/31/86           845831.15                   637581.8                   572151.38
12/31/87           872099.16                   653004.2                   550763.17
12/30/88           1077885.5                   784305.1                   682364.61
12/29/89           1321060.3                     935100                   831577.66
12/31/90           1201437.5                   834403.4                   737439.36
12/31/91             1577840                    1101650                   912476.25
12/31/92           1644333.6                    1161912                   889019.63
12/31/93           2181978.9                    1558305                   1121883.6
12/30/94           2199826.8                    1589760                   1068973.9
12/29/95           2636096.1                    1922768                   1203902.6
12/31/96           3177869.2                    2296081                   1434285.8
 8/31/97             3654390                    2640376                   1649355.1

____  Total Value of Investment with Capital Gains and Dividends Reinvested

----  Value of Investment with Capital Gains Reinvested

 ....  Value of Investment with Dividends Reinvested


*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

All figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. This was a period of generally rising securities prices. The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance is not predictive of future results.

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                                        CLASS I
                                                      --------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                      ---------------------------------------------------------------------------
                                                         1997             1996            1995            1994            1993
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................        $18.75          $18.96          $18.95          $17.47          $15.81
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income.............................           .54             .50             .39             .29             .32
 Net realized and unrealized gains.................          4.48            1.34            1.20            2.58            2.97
                                                           ----------------------------------------------------------------------
Total from investment operations...................          5.02            1.84            1.59            2.87            3.29
                                                           ----------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..............          (.49)           (.44)           (.29)           (.27)           (.36)
 Distributions from net realized gains.............          (.81)          (1.61)          (1.29)          (1.12)          (1.27)
                                                           ----------------------------------------------------------------------
Total distributions................................         (1.30)          (2.05)          (1.58)          (1.39)          (1.63)
                                                           ----------------------------------------------------------------------
Net asset value, end of year.......................        $22.47          $18.75          $18.96          $18.95          $17.47
                                                           ======================================================================
TOTAL RETURN*......................................        28.28%          10.85%           9.51%          17.47%          23.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)....................   $12,129,283      $8,450,737      $6,964,298      $5,611,560      $4,033,911
Ratios to average net assets:
 Expenses..........................................         1.08%           1.09%           1.12%           1.10%           1.03%
 Net investment income.............................         2.81%           2.87%           2.40%           1.76%           2.10%
Portfolio turnover rate............................        41.81%          19.63%          35.21%          27.35%          28.89%
Average commission rate paid**.....................        $.0007          $.0146              --              --              --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996 disclosure of average commission rate was not required.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                                       CLASS II
                                                                                      ---------------------------------------
                                                                                                 YEAR ENDED AUGUST 31,
                                                                                      ---------------------------------------
                                                                                        1997          1996             1995+
                                                                                      -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................................     $18.57        $18.90           $17.48
                                                                                        -----------------------------------------
Income from investment operations:
 Net investment income.............................................................        .42           .49              .04
 Net realized and unrealized gains.................................................       4.39          1.19             1.38
                                                                                        -----------------------------------------
Total from investment operations...................................................       4.81          1.68             1.42
                                                                                        -----------------------------------------
Less distributions:
 Dividends from net investment income..............................................       (.39)         (.40)              --
 Distributions from net realized gains.............................................       (.81)        (1.61)              --
                                                                                        -----------------------------------------
Total distributions................................................................      (1.20)        (2.01)              --
                                                                                        -----------------------------------------
Net asset value, end of year.......................................................     $22.18        $18.57           $18.90
                                                                                        =========================================
TOTAL RETURN*......................................................................     27.30%         9.99%            8.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)....................................................   $755,184      $280,087          $42,548
Ratios to average net assets:
 Expenses..........................................................................      1.84%         1.87%            1.86%***
 Net investment income.............................................................      2.14%         2.25%            1.61%***
Portfolio turnover rate............................................................     41.81%        19.63%           35.21%
Average commission rate paid**.....................................................     $.0007        $.0146               --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996 disclosure of average commission rate was not required.
***Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                                              ADVISOR CLASS
                                                                                                            ----------------
                                                                                                                  1997+
                                                                                                            ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...................................................................           $19.37
                                                                                                                  ------
Income from investment operations:
 Net investment income.................................................................................              .37
 Net realized and unrealized gains.....................................................................             2.75
                                                                                                                  ------
Total from investment operations.......................................................................             3.12
                                                                                                                  ------
Net asset value, end of period.........................................................................           $22.49
                                                                                                                  ======
TOTAL RETURN*..........................................................................................           16.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)......................................................................          $29,531
Ratios to average net assets:
 Expenses..............................................................................................             .83%***
 Net investment income.................................................................................            3.68%***
Portfolio turnover rate................................................................................           41.81%
Average commission rate paid**.........................................................................           $.0007

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.

                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 73.8%
AEROSPACE & MILITARY TECHNICAL SYSTEMS 0.5%
Boeing Co.............................................................  United States              11,000         $       598,812
General Motors Corp., H...............................................  United States           1,031,300              65,552,006
Hong Kong Aircraft Engineering Co. Ltd................................    Hong Kong             1,239,200               4,077,631
                                                                                                                  ---------------
                                                                                                                       70,228,449
                                                                                                                  ---------------
APPLIANCES & HOUSEHOLD DURABLES 1.3%
Electrolux AB, B......................................................      Sweden                700,000              49,762,612
Email Ltd.............................................................    Australia             8,015,942              24,694,722
Sony Corp.............................................................      Japan                 956,700              83,122,466
Toro Co...............................................................  United States             165,500               6,144,188
                                                                                                                  ---------------
                                                                                                                      163,723,988
                                                                                                                  ---------------
AUTOMOBILES 5.1%
Fiat SpA, di Risp.....................................................      Italy               3,589,960               5,949,884
Ford Motor Co.........................................................  United States           5,516,600             237,213,800
General Motors Corp...................................................  United States           3,600,000             225,900,000
Peugeot SA............................................................      France                401,650              45,030,399
Regie Nationale des Usines Renault SA.................................      France              1,719,450              43,593,444
Volvo AB, B...........................................................      Sweden              3,941,000             101,058,979
                                                                                                                  ---------------
                                                                                                                      658,746,506
                                                                                                                  ---------------
BANKING 6.4%
Argentaria Corporacion Bancaria de Espana SA..........................      Spain               1,350,462              67,071,233
Banco Popular Espanol SA..............................................      Spain                 160,029              35,770,818
Bangkok Bank Public Co. Ltd., fgn.....................................     Thailand             2,337,700              11,555,171
Banque Nationale de Paris.............................................      France                851,722              36,316,881
Cho Hung Bank.........................................................   South Korea            2,449,429              12,023,236
Citicorp..............................................................  United States             103,000              13,145,375
Credit Commercial de France...........................................      France                809,909              40,094,109
Deutsche Bank AG......................................................     Germany              2,000,000             116,643,589
HSBC Holdings Plc.....................................................    Hong Kong             5,559,541             169,307,914
Kookmin Bank..........................................................   South Korea              610,138               9,549,251
Krung Thai Bank.......................................................     Thailand             6,227,500               3,961,630
National Australia Bank Ltd...........................................    Australia             7,483,199             103,988,340
National Australia Cap Sec Plc........................................    Australia               710,553              20,295,170
National Bank of Canada...............................................      Canada              2,485,600              32,046,847
National Westminster Bank Plc.........................................  United Kingdom          8,186,472             104,471,728
Shinhan Bank Co. Ltd..................................................   South Korea            1,596,038              16,363,147
Thai Farmers Bank Public Co. Ltd., fgn................................     Thailand             8,059,600              23,101,515
Union Bank of Norway, Primary Capital Cert............................      Norway                385,000              11,635,931
                                                                                                                  ---------------
                                                                                                                      827,341,885
                                                                                                                  ---------------
BROADCASTING & PUBLISHING 0.6%
Marieberg Tidnings AB, A..............................................      Sweden                  9,000                 231,929
News Corp. Ltd........................................................    Australia            18,258,348              69,672,980
Sing Tao Holdings Ltd.................................................    Hong Kong             3,561,800               1,895,919
                                                                                                                  ---------------
                                                                                                                       71,800,828
                                                                                                                  ---------------
BUILDING MATERIALS & COMPONENTS 1.1%
+Hepworth Plc.........................................................  United Kingdom         14,607,710              48,882,531
Owens Corning.........................................................  United States           1,865,000              75,649,062
Pilkington Plc........................................................  United Kingdom          6,504,000              15,335,397
Siam City Cement, fgn.................................................     Thailand             1,457,300               4,859,087
                                                                                                                  ---------------
                                                                                                                      144,726,077
                                                                                                                  ---------------
BUSINESS & PUBLIC SERVICES 1.0%
Horizon Group Inc.....................................................  United States             757,500               9,516,094
*Humana Inc...........................................................  United States           3,759,400              88,580,862
Lex Service Plc.......................................................  United Kingdom          1,600,000              11,486,169
Wheelabrator Technologies Inc.........................................  United States           1,021,900              16,031,056
                                                                                                                  ---------------
                                                                                                                      125,614,181
                                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
CHEMICALS 2.6%
Courtaulds Plc........................................................  United Kingdom         12,000,000         $    61,158,016
DSM NV................................................................   Netherlands              750,000              70,664,207
Eastman Chemical Co...................................................  United States           1,100,000              65,793,750
European Vinyls Corp. EVC International NV............................   Netherlands              388,971               8,898,968
Imperial Chemical Industries Plc......................................  United Kingdom          2,880,800              46,613,603
Lyondell Petrochemical Co.............................................  United States             868,600              21,063,550
Rhone-Poulenc SA, A...................................................      France              1,258,500              46,161,437
Shanghai Petrochemical Co. Ltd., H....................................      China              32,518,000              13,427,653
                                                                                                                  ---------------
                                                                                                                      333,781,184
                                                                                                                  ---------------
CONSTRUCTION & HOUSING 0.8%
Dragados y Construcciones SA..........................................      Spain               1,106,954              20,734,508
Fletcher Challenge Building Ltd.......................................   New Zealand            5,267,917              14,740,516
Hollandsche Beton Groep NV............................................   Netherlands               10,000                 221,402
Kaufman & Broad Home Corp.............................................  United States           1,586,600              31,732,000
Redland Plc...........................................................  United Kingdom          8,000,000              37,595,813
*U.S. Home Corp.......................................................  United States              40,500               1,430,156
                                                                                                                  ---------------
                                                                                                                      106,454,395
                                                                                                                  ---------------
DATA PROCESSING & REPRODUCTION 0.3%
International Business Machines Corp..................................  United States             440,000              44,385,000
                                                                                                                  ---------------
ELECTRICAL & ELECTRONICS 4.6%
ABB AB, A.............................................................      Sweden              7,700,000             111,921,446
Gold Peak Industries (Holdings) Ltd...................................    Hong Kong             4,307,000               2,584,367
*Gold Peak Industries (Holdings) Ltd., wts............................    Hong Kong               861,400                  83,367
Hitachi Ltd...........................................................      Japan               9,734,500              89,410,799
Motorola Inc..........................................................  United States           1,967,600             144,372,650
Philips Electronics NV................................................   Netherlands            3,375,100             240,283,872
                                                                                                                  ---------------
                                                                                                                      588,656,501
                                                                                                                  ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.2%
BICC..................................................................  United Kingdom          9,427,200              25,741,516
                                                                                                                  ---------------
ENERGY EQUIPMENT & SERVICES 1.1%
Sun Co. Inc...........................................................  United States           3,600,000             139,950,000
                                                                                                                  ---------------
ENERGY SOURCES 4.9%
*Barrett Resources Corp...............................................  United States           1,100,000              40,287,500
Fletcher Challenge Energy Ltd.........................................   New Zealand            5,336,917              18,820,414
Norsk Hydro AS........................................................      Norway              1,451,577              78,618,918
Rao Gazprom, ADR, 144A................................................      Russia                122,000               2,369,850
Repsol SA.............................................................      Spain               2,429,700              95,963,745
Saga Petroleum AS, A..................................................      Norway                142,800               3,017,291
Saga Petroleum AS, B..................................................      Norway              1,557,110              29,985,669
Societe Elf Aquitane SA...............................................      France              1,205,000             133,906,523
Total SA, B...........................................................      France              1,125,300             105,412,351
Transportadora de Gas del Sur SA, B, ADR..............................    Argentina             1,400,000              16,450,000
YPF Sociedad Anonima..................................................    Argentina             1,400,000              45,675,627
YPF Sociedad Anonima, ADR.............................................    Argentina             1,932,800              62,936,800
                                                                                                                  ---------------
                                                                                                                      633,444,688
                                                                                                                  ---------------
FINANCIAL SERVICES 1.7%
A.G. Edwards Inc......................................................  United States             400,700              15,927,825
Axa SA................................................................      France                729,071              46,450,640
Federal National Mortgage Assn........................................  United States           1,155,600              50,846,400
Merrill Lynch & Co. Inc...............................................  United States           1,441,600              88,658,400
Peregrine Investments Holdings Ltd....................................    Hong Kong            10,000,000              18,581,844
                                                                                                                  ---------------
                                                                                                                      220,465,109
                                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 3.1%
Archer Daniels Midland Co.............................................  United States           2,293,137         $    49,589,088
Burns Philp & Co. Ltd.................................................    Australia             8,478,577              14,898,976
Embotelladora Andina SA, A, ADR.......................................      Chile                 511,500              12,563,719
Embotelladora Andina SA, B, ADR.......................................      Chile                 511,500              11,828,437
Hillsdown Holdings Plc................................................  United Kingdom         20,423,076              53,449,688
IBP Inc...............................................................  United States           3,550,000              81,428,125
Northern Foods Plc....................................................  United Kingdom         14,785,500              52,592,284
Panamerican Beverages Inc., A.........................................      Mexico              1,235,000              37,127,187
Tate & Lyle Plc.......................................................  United Kingdom          8,366,100              55,517,314
Vitro SA..............................................................      Mexico              6,090,720              26,532,435
Vitro SA, ADR.........................................................      Mexico                492,840               6,345,315
                                                                                                                  ---------------
                                                                                                                      401,872,568
                                                                                                                  ---------------
FOREST PRODUCTS & PAPER 6.7%
Aracruz Celulose SA, ADR..............................................      Brazil              2,000,000              40,750,000
Assidomaen AB.........................................................      Sweden              1,439,700              43,680,440
Boise Cascade Corp....................................................  United States           1,582,600              62,611,612
Bowater Inc...........................................................  United States           1,280,600              65,550,712
Carter Holt Harvey Ltd................................................   New Zealand           12,627,600              26,137,586
Enso OY, A............................................................     Finland                 98,700                 861,526
Enso OY, R............................................................     Finland              3,996,875              34,814,193
Fletcher Challenge Ltd. Forestry Division.............................   New Zealand           18,349,509              21,569,591
Fletcher Challenge Ltd. Forestry Division, AUD........................   New Zealand              228,421                 265,356
Fletcher Challenge Paper Ltd..........................................   New Zealand           16,663,935              33,640,643
Georgia-Pacific Corp..................................................  United States           1,525,000             139,156,250
Metsa Serla OY, B.....................................................     Finland              2,611,000              21,591,201
Mo Och Domsjoe AB, B..................................................      Sweden              1,800,000              59,410,465
Norske Skogindustrier AS, A...........................................      Norway                994,000              36,821,215
PT Pabrik Kertas Tjiwi Kimia, fgn.....................................    Indonesia            22,081,714              11,915,933
Sappi Ltd.............................................................   South Africa           3,000,000              27,752,318
St. Joe Paper Corp....................................................  United States             562,600              48,172,625
Stora Kopparbergs Bergslags AB, A.....................................      Sweden              1,414,200              22,440,780
Stora Kopparbergs Bergslags AB, B.....................................      Sweden              2,085,800              32,568,284
Svenska Cellulosa AB, B...............................................      Sweden              1,642,844              36,392,246
UPM-Kymmene Corp......................................................     Finland              4,301,840             101,028,180
                                                                                                                  ---------------
                                                                                                                      867,131,156
                                                                                                                  ---------------
HEALTH & PERSONAL CARE 0.5%
Pharmacia & Upjohn....................................................  United States           2,000,000              68,125,000
                                                                                                                  ---------------
INDUSTRIAL COMPONENTS 2.3%
BTR Plc...............................................................  United Kingdom         22,500,000              79,485,974
Goodyear Tire & Rubber Co.............................................  United States           1,682,600             103,690,225
*Granges AB...........................................................      Sweden                350,000               5,242,847
Sandvik AB, A.........................................................      Sweden                265,000               7,955,988
Sandvik AB, B.........................................................      Sweden              2,156,000              65,549,801
SKF AB, B.............................................................      Sweden              1,500,000              40,559,068
                                                                                                                  ---------------
                                                                                                                      302,483,903
                                                                                                                  ---------------
INSURANCE 1.7%
American General Corp.................................................  United States           1,100,000              53,006,250
American International Group Inc......................................  United States             691,875              65,295,703
*Baloise-Holding......................................................   Switzerland               23,338              60,687,425
W.R. Berkley Corp.....................................................  United States             627,100              34,686,469
                                                                                                                  ---------------
                                                                                                                      213,675,847
                                                                                                                  ---------------
MACHINERY & ENGINEERING 0.7%
Agco Corp.............................................................  United States           1,532,400              49,803,000
New Holland NV........................................................   Netherlands            1,384,500              37,208,438
                                                                                                                  ---------------
                                                                                                                       87,011,438
                                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
MERCHANDISING 1.9%
Coles Myer Ltd., A....................................................    Australia             4,250,484         $    19,810,466
Dairy Farm International Holdings Ltd.................................    Hong Kong            36,629,531              30,768,806
Kwik Save Group Plc...................................................  United Kingdom          1,974,267              10,317,800
Limited Inc...........................................................  United States           3,650,000              83,037,500
Safeway Plc...........................................................  United Kingdom          4,309,883              26,190,768
Somerfield Plc........................................................  United Kingdom         14,000,000              44,126,465
W.H. Smith Group......................................................  United Kingdom          5,820,500              35,653,616
                                                                                                                  ---------------
                                                                                                                      249,905,421
                                                                                                                  ---------------
METALS & MINING 4.2%
Alcan Aluminum Ltd....................................................      Canada              1,266,850              44,255,573
British Steel Plc.....................................................  United Kingdom         37,000,000             103,728,792
Companhia Siderurgica Nacional, ADR...................................      Brazil                906,905              30,742,542
Grupo Mexico SA de CV, B..............................................      Mexico              4,016,600              15,793,878
Maanshan Iron & Steel Co. Ltd., H.....................................      China              19,463,000               6,153,216
Outokumpu OY, A.......................................................     Finland                674,000              10,713,551
Pechiney SA, A........................................................      France              1,518,775              65,609,720
Pohang Iron & Steel Co. Ltd...........................................   South Korea              504,503              44,099,292
Reynolds Metals Co....................................................  United States           1,284,908              90,826,934
Rustenburg Platinum Holdings Ltd......................................   South Africa             614,069              10,438,453
South African Iron & Steel Industrial Corp. Ltd.......................   South Africa          30,000,000              18,480,230
*Titanium Metals......................................................  United States             925,300              33,079,475
*Union Miniere NPV....................................................     Belgium                400,000              33,116,404
Vale do Rio Doce, ADR.................................................      Brazil              1,300,000              30,251,947
                                                                                                                  ---------------
                                                                                                                      537,290,007
                                                                                                                  ---------------
MISC MATERIALS & COMMODITIES 0.2%
De Beers Consolidated Mines Ltd.......................................   South Africa             870,850              27,750,629
                                                                                                                  ---------------
MULTI-INDUSTRY 2.9%
Alfa SA de CV, A......................................................      Mexico              3,607,200              28,136,345
Alfa SA de CV, A, 144A................................................      Mexico              2,534,000              19,765,330
Cheung Kong Holdings Ltd..............................................    Hong Kong             7,724,000              81,730,176
Harrisons & Crosfield Plc.............................................  United Kingdom         23,000,000              41,185,240
Inchcape Plc..........................................................  United Kingdom          6,566,600              29,529,428
Jardine Matheson Holdings Ltd. (Singapore)............................    Hong Kong             6,565,978              45,961,846
Jardine Strategic Holdings Ltd. (Singapore)...........................    Hong Kong            11,280,152              41,736,562
Pacific Dunlop Ltd....................................................    Australia             8,664,112              22,296,036
Swire Pacific Ltd., A.................................................    Hong Kong             6,059,000              46,325,021
Swire Pacific Ltd., B.................................................    Hong Kong            13,052,800              18,780,401
                                                                                                                  ---------------
                                                                                                                      375,446,385
                                                                                                                  ---------------
REAL ESTATE 0.4%
Rouse Co..............................................................  United States           1,200,000              35,250,000
Union du Credit Bail Immobilier Unibail...............................      France                 90,000               8,623,358
Wereldhave NV.........................................................   Netherlands              124,179               7,575,988
                                                                                                                  ---------------
                                                                                                                       51,449,346
                                                                                                                  ---------------
RECREATION & OTHER CONSUMER GOODS 0.1%
Fila Holding SpA, ADR.................................................      Italy                 285,200               8,716,425
                                                                                                                  ---------------
TELECOMMUNICATIONS 9.5%
AT&T Corp.............................................................  United States           4,200,000             163,800,000
Bell Atlantic Corp....................................................  United States           2,550,000             184,556,250
British Telecommunications Plc........................................  United Kingdom         15,000,000              97,109,012
Cpt-Telefonica del Peru SA, B.........................................       Peru               8,459,874              19,766,806
Cpt-Telefonica del Peru SA, B, ADR....................................       Peru                 583,200              13,632,300

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
TELECOMMUNICATIONS (CONT.)
Hong Kong Telecommunications Ltd......................................    Hong Kong            11,078,200         $    23,301,459
Tele Danmark AS, B....................................................     Denmark              1,157,400              60,595,977
Telecom Argentina Stet France SA, ADR.................................    Argentina             2,416,400              66,753,050
Telecom Italia SpA....................................................      Italy              33,496,564             117,426,285
Telefonica de Argentina SA, B, ADR....................................    Argentina             1,130,600              39,217,687
Telefonica de Espana SA...............................................      Spain               5,989,200             155,211,521
Telefonos de Mexico SA, L.............................................      Mexico             14,118,470              32,402,451
Telefonos de Mexico SA, L, ADR........................................      Mexico              2,900,000             133,037,500
U.S. West Communications Group........................................  United States           3,350,000             119,971,875
                                                                                                                  ---------------
                                                                                                                    1,226,782,173
                                                                                                                  ---------------
TEXTILES & APPAREL 0.4%
Daehan Synthetic Fiber Co. Ltd........................................   South Korea               18,550               1,582,659
*Fruit of the Loom Inc., A............................................  United States           1,900,600              50,841,050
                                                                                                                  ---------------
                                                                                                                       52,423,709
                                                                                                                  ---------------
TRANSPORTATION 1.1%
Air New Zealand Ltd., B...............................................   New Zealand            3,709,000              10,022,979
Cathay Pacific Airways Ltd............................................    Hong Kong            30,603,000              49,955,216
IMC Holdings Ltd......................................................    Hong Kong             6,860,000               3,275,308
*Korean Air...........................................................   South Korea              134,138               2,021,359
Malaysian International Shipping Corp., Bhd., fgn.....................     Malaysia             4,000,000               8,208,636
Peninsular & Oriental Steam Navigation Co.............................  United Kingdom          1,400,000              14,746,633
Shun Tak Holdings.....................................................    Hong Kong            28,906,000              16,318,956
Singapore Airlines Ltd., fgn..........................................    Singapore             4,278,000              31,133,311
Stolt Nielsen SA......................................................      Norway                463,500              10,892,250
                                                                                                                  ---------------
                                                                                                                      146,574,648
                                                                                                                  ---------------
UTILITIES ELECTRICAL & GAS 5.8%
British Energy Ltd....................................................  United Kingdom          4,118,360              11,445,636
British Energy Ltd., 144A.............................................  United Kingdom          9,681,640              26,906,955
British Gas Plc.......................................................  United Kingdom         28,415,000             124,326,273
*Centrica Plc.........................................................  United Kingdom         25,415,000              36,551,901
*CEZ..................................................................  Czech Republic            213,761               6,640,256
Electrabel SA.........................................................     Belgium                100,000              19,617,578
Entergy Corp..........................................................  United States           2,350,000              58,309,375
Hong Kong Electric Holdings Ltd.......................................    Hong Kong            11,920,100              41,684,587
Iberdrola SA..........................................................      Spain               6,830,448              76,630,797
Illinova CP Holdings Co...............................................  United States             738,700              16,990,100
Korea Electric Power Corp.............................................   South Korea            2,800,000              73,218,837
Mosenergo.............................................................      Russia             10,000,000              15,400,000
National Grid Holdings Plc............................................  United Kingdom         14,000,000              60,347,761
New York State Electric & Gas Corp....................................  United States             500,000              12,187,500
Public Service Co. of New Mexico......................................  United States             423,200               7,723,400
Shandong Huaneng Power................................................      China                 900,000              10,743,750
Thames Water Group Plc................................................  United Kingdom          9,550,000             122,646,210
Utilicorp United......................................................  United States             845,700              25,159,575
                                                                                                                  ---------------
                                                                                                                      746,530,491
                                                                                                                  ---------------
WHOLESALE & INTERNATIONAL TRADE 0.1%
Sime Darby Hongkong Ltd...............................................    Hong Kong             6,660,000               7,219,046
                                                                                                                  ---------------
TOTAL COMMON STOCKS AND WARRANTS (COST $7,553,447,729)................                                              9,525,448,499
                                                                                                                  ---------------

PREFERRED STOCKS 1.9%
Ballast Nedam NV, ctf., conv., pfd....................................   Netherlands              104,359               5,185,859
Banco Bradesco SA, pfd................................................      Brazil          3,000,000,000              29,683,921
Fiat SpA, pfd.........................................................      Italy              23,351,350              36,268,035
Jardine Strategic Holdings Ltd., 7.50%, conv., 5/07/49................    Hong Kong             9,050,000              10,995,750
Petrobras-Petroleo Brasileiro SA, pfd.................................      Brazil             25,351,000               6,201,298
Telebras-Telecomunicacoes Brasileiras SA, pfd.........................      Brazil            875,600,000             103,082,547

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                           COUNTRY             SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR...................      Brazil                150,000         $    17,700,000
Usinas Siderurgicas De Minas Gerais SA, pfd...........................      Brazil              2,000,000              20,338,983
Volkswagen AG, pfd....................................................     Germany                 42,000              22,401,551
                                                                                                                  ---------------
TOTAL PREFERRED STOCKS (COST $147,948,517)............................                                                251,857,944
                                                                                                                  ---------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT**
                                                                                           --------------

BONDS 9.8%
U.S. Treasury Bonds:
  14.00%, 11/15/11....................................................................     $   97,000,000             147,106,611
  7.875%, 2/15/21.....................................................................        128,500,000             146,249,191
  6.25%, 8/15/23......................................................................        155,303,000             147,004,074
U.S. Treasury Notes:
  7.875%, 1/15/98.....................................................................         10,000,000              10,087,510
  7.25%, 2/15/98......................................................................         75,000,000              75,539,100
  6.125%, 3/31/98.....................................................................        200,000,000             200,687,600
  7.875%, 4/15/98.....................................................................         75,000,000              76,031,325
  6.125%, 5/15/98.....................................................................         75,000,000              75,234,450
  9.00%, 5/15/98......................................................................         75,000,000              76,687,575
  6.00%, 5/31/98......................................................................         75,000,000              75,164,100
  6.375%, 7/15/99.....................................................................         78,000,000              78,633,828
  6.00%, 10/15/99.....................................................................         78,000,000              78,146,328
  6.375%, 1/15/00.....................................................................         78,000,000              78,682,578
                                                                                                                  ---------------
TOTAL BONDS (COST $1,266,059,081).....................................................                              1,265,254,270
                                                                                                                  ---------------

SHORT-TERM OBLIGATIONS 14.1% (COST $1,824,753,914)
U.S. Treasury Bills, 4.84% to 5.34% with maturities to 11/20/97.......................      1,836,798,000           1,825,395,870
                                                                                                                  ---------------
TOTAL INVESTMENTS: 99.6% (COST $10,792,209,241).......................................                             12,867,956,583
OTHER ASSETS, LESS LIABILITIES: 0.4%..................................................                                 46,041,703
                                                                                                                  ---------------
TOTAL NET ASSETS: 100.0%..............................................................                            $12,913,998,286
                                                                                                                  ===============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1997, were $48,882,531.
                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $10,792,209,241)...................................  $12,867,956,583
 Cash.........................................................................................        6,084,973
 Receivables:
  Investment securities sold..................................................................       18,526,266
  Capital shares sold.........................................................................       32,355,096
  Dividends and interest......................................................................       64,701,557
                                                                                                ---------------
     Total assets.............................................................................   12,989,624,475
                                                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased.............................................................       39,455,807
  Capital shares redeemed.....................................................................       21,276,523
 Accrued expenses.............................................................................       14,893,859
                                                                                                ---------------
     Total liabilities........................................................................       75,626,189
                                                                                                ---------------
      Net assets, at value....................................................................  $12,913,998,286
                                                                                                ===============
Net assets consist of:
 Undistributed net investment income..........................................................  $   243,486,766
 Net unrealized appreciation..................................................................    2,075,747,342
 Accumulated net realized gain................................................................    1,388,600,548
 Capital shares...............................................................................    9,206,163,630
                                                                                                ---------------
     Net assets, at value.....................................................................  $12,913,998,286
                                                                                                ===============
CLASS I:
 Net asset value per share ($12,129,282,793 / 539,719,731 shares outstanding).................           $22.47
                                                                                                ===============
 Maximum offering price per share ($22.47 / 94.25%)...........................................           $23.84
                                                                                                ===============
CLASS II:
 Net asset value per share ($755,184,016 / 34,049,448 shares outstanding).....................           $22.18
                                                                                                ---------------
 Maximum offering price per share ($22.18 / 99.00%)...........................................           $22.40
                                                                                                ===============
ADVISOR CLASS:
 Net asset value and offering price per share ($29,531,477 / 1,313,073 shares outstanding)....           $22.49
                                                                                                ===============

                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $22,475,245 foreign taxes withheld)
 Dividends......................................................................   $  302,249,154
 Interest.......................................................................      117,003,354
                                                                                     ------------
     Total investment income....................................................                     $  419,252,508
Expenses:
 Management fees (Note 3).......................................................       65,767,491
 Administrative fees (Note 3)...................................................        8,655,311
 Distribution fees (Note 3)
  Class I.......................................................................       23,905,348
  Class II......................................................................        4,866,909
 Transfer agent fees (Note 3)...................................................        9,591,750
 Custodian fees.................................................................        3,186,750
 Reports to shareholders........................................................        2,351,500
 Registration and filing fees...................................................          810,000
 Professional fees (Note 3).....................................................           82,000
 Directors' fees and expenses...................................................          137,500
 Other..........................................................................          252,884
                                                                                     ------------
     Total expenses.............................................................                        119,607,443
                                                                                                       ------------
      Net investment income.....................................................                        299,645,065
                                                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...................................................................    1,456,804,578
  Foreign currency transactions.................................................       (1,957,888)
                                                                                     ------------
 Net realized gain..............................................................                      1,454,846,690
 Net unrealized appreciation on investments.....................................                        835,123,789
                                                                                                       ------------
Net realized and unrealized gain................................................                      2,289,970,479
                                                                                                       ------------
Net increase in net assets resulting from operations............................                     $2,589,615,544
                                                                                                       ============

                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                                    1997                  1996
                                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income....................................................... $   299,645,065       $  224,841,513
  Net realized gain from investments and foreign currency transactions........   1,454,846,690          428,620,792
  Net unrealized appreciation on investments..................................     835,123,789          145,676,185
                                                                               ------------------------------------
      Net increase in net assets resulting from operations....................   2,589,615,544          799,138,490
 Distributions to shareholders from:
  Net investment income
   Class I....................................................................    (224,233,853)        (166,533,266)
   Class II...................................................................      (6,799,222)          (1,511,634)
  Net realized gains
   Class I....................................................................    (372,774,314)        (608,010,954)
   Class II...................................................................     (13,998,148)          (5,832,380)
 Capital share transactions (Note 2)
   Class I....................................................................   1,795,361,405        1,474,318,953
   Class II...................................................................     388,966,140          232,408,151
   Advisor Class..............................................................      27,036,800                   --
                                                                               ------------------------------------
      Net increase in net assets..............................................   4,183,174,352        1,723,977,360
Net assets:
 Beginning of year............................................................   8,730,823,934        7,006,846,574
                                                                               ------------------------------------
 End of year.................................................................. $12,913,998,286       $8,730,823,934
                                                                               ====================================
Undistributed net investment income included in net assets:
 Beginning of year............................................................ $   174,874,776       $  118,129,870
                                                                               ====================================
 End of year.................................................................. $   243,486,766       $  174,874,776
                                                                               ====================================

                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (cont.)

2.  CAPITAL SHARES

The Fund offers three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1997, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 400 million, and 200 million were designated as Class I shares, Class II shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                                    YEAR ENDED AUGUST 31,
                                                             --------------------------------------------------------------------
                                                                          1997                                  1996
                                                             --------------------------------------------------------------------
                          CLASS I                              SHARES           AMOUNT                SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold................................................. 116,375,056    $ 2,413,664,953          87,361,685    $1,592,605,239
Shares issued on reinvestment of distributions..............  28,725,892        533,837,608          40,241,914       692,244,640
Shares redeemed............................................. (55,979,411)    (1,152,141,156)        (44,402,254)     (810,530,926)
                                                             --------------------------------------------------------------------
Net increase................................................  89,121,537    $ 1,795,361,405          83,201,345    $1,474,318,953
                                                             ====================================================================

                          CLASS II                             SHARES           AMOUNT                SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold.................................................  19,727,633    $   406,674,814          13,048,416    $  236,745,973
Shares issued on reinvestment of distributions..............     977,215         18,004,847             369,922         6,330,234
Shares redeemed.............................................  (1,736,615)       (35,713,521)           (588,522)      (10,668,056)
                                                             --------------------------------------------------------------------
Net increase................................................  18,968,233    $   388,966,140          12,829,816    $  232,408,151
                                                             ====================================================================

                                                                      PERIOD ENDED
                                                                    AUGUST 31, 1997*
                                                             ------------------------------
                       ADVISOR CLASS                           SHARES           AMOUNT
-------------------------------------------------------------------------------------------
Shares sold.................................................   1,386,033    $    28,617,159
Shares redeemed.............................................     (72,960)        (1,580,359)
                                                             ------------------------------
Net increase................................................   1,313,073    $    27,036,800
                                                             ==============================

*Effective date of Advisor Class shares was January 2, 1997.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin Templeton Distributors, Inc. (Distributors) and Franklin Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE     AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
           0.75%      First $200 million
          0.675%      Over $200 million, up to and including $1.3 billion
           0.60%      Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
           0.15%      First $200 million
          0.135%      Over $200 million, up to and including $700 million
           0.10%      Over $700 million, up to and including $1.2 billion
          0.075%      Over $1.2 billion

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net asset of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1997, there were no unreimbursed costs.

Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $6,509,259 and $178,223, respectively.

During the year ended August 31, 1997, legal fees of $22,196 were paid to a law firm in which an officer of the Fund is a partner.

4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $4,944,398,061 and $3,998,273,551 respectively.

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $10,793,678,843 was as follows:

        Unrealized appreciation.......................  $2,310,398,860
        Unrealized depreciation.......................    (236,121,120)
                                                        --------------
        Net unrealized appreciation...................  $2,074,277,740
                                                        ==============

TEMPLETON GROWTH FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP

New York, New York
September 26, 1997

TEMPLETON GROWTH FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,284,300,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 28.87% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1997.

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

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

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
LITERATURE REQUEST
For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater
 European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
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Franklin Equity Fund
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Franklin Growth Fund
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Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Growth Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.